                                                                                                                        April 5, 2013

BNY MELLON MONEY MARKET FUNDS

Supplement to Current Statement of Additional Information

The following information replaces in full the disclosure contained in Part III of the Statement of Additional Information under the heading "Additional Information About Investments, Investment Techniques and Risks - Money Market Funds - Lending Portfolio Securities:"

The funds have no intention currently or for the foreseeable future to lend portfolio securities.  To the extent a fund would seek to lend portfolio securities, the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

See also "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"